Supplement Dated April 28, 2016 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective April 28, 2016, all assets in the PIMCO VIT High Yield Portfolio, Administrative Share Class will be transferred to the PIMCO VIT High Yield Portfolio, Institutional Share Class, which has a lower expense ratio. All future allocations to the PIMCO VIT High Yield Portfolio will be to the Institutional Share Class.

CVUL l and CVUL ll Product Prospectus Supplement (04/2016)